SCHEDULE 14C
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PowerGae, INC.
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PowerGae, INC.
2 East Congress St., Suite 900
Tucson, AZ 85701
(480) 304-5624

INFORMATION STATEMENT
PURSUANT TO SECTION 14 OF THE SECURITIES EXCHANGE ACT OF 1934,
AS AMENDED, AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

INTRODUCTION

This notice and information statement (the “Information Statement”) will be mailed on or about June 22, 2009 to the stockholders of record, as of June 22, 2009, of PowerGae, Inc., a Nevada corporation (the “Company”) pursuant to: Section 14(c) of the Exchange Act of 1934, as amended. This Information Statement is circulated to advise the shareholders of action already approved and taken without a meeting by written consent of a shareholder who holds a majority of the voting power of our capital stock (specifically our sole director, Andrew Kovalenko). Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the proposals will not be effective until 20 days after the date this Information Statement is mailed to the shareholders. Therefore, this Information Statement is being sent to you for informational purposes only.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

The actions to be effective twenty days after the mailing of this Information Statement are as follows:

(1)	Ratify the name change from PowerGae, Inc. to Algoil, Inc. to be effective as of the filing of an amendment to the Company's Articles of Incorporation with the Nevada Secretary of State.

Attached hereto for your review is an Information Statement relating to the above-described actions. Please read this notice carefully. It describes the essential terms of the ratification of the name change. Additional information about the Company is contained in its periodic reports filed on periodic and current reports filed with the United States Securities and Exchange Commission (the “Commission”). These reports, their accompanying exhibits and other documents filed with the Commission may be inspected without charge at the Public Reference Section of the Commission at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Copies of such material may also be obtained from the Commission at prescribed rates. The Commission also maintains a Web site that contains reports, proxy and information statements and other information regarding public companies that file reports with the Commission. Copies of these reports may be obtained from the Commission’s EDGAR archives at http://www.sec.gov/index.htm.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING
WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

By Order of the Board of Directors

June 22, 2009
Andrew Kovalenko
CHIEF EXECUTIVE OFFICER AND DIRECTOR

INFORMATION STATEMENT
PURSUANT TO SECTION 14 OF THE SECURITIES EXCHANGE ACT OF 1934
AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

TO OUR STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the following action was taken pursuant to a Written Consent of the Majority Stockholder of the Company (specifically our sole director, Andrew Kovalenko):

Ratify the name change from PowerGae, Inc. to Algoil, Inc., Inc. to be effective as of the filing of an amendment to the Company's Articles of Incorporation with the Nevada Secretary of State.

The Board of Directors has fixed the close of business on June 22, 2009, as the Record Date for determining the Stockholders entitled to Notice of the foregoing.

The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

Shareholders of record at the close of business June 22, 2009, the Record Date, are entitled to notice of the action to be effective on or about July 11, 2009. Each share of our common stock entitles its holder to one vote on each matter submitted to the shareholders. However, because the shareholder holding at least a majority of the voting rights of all outstanding shares of capital stock as of the Record Date have voted in favor of the foregoing actions by resolution (specifically our sole director, Andrew Kovalenko): and having sufficient voting power to approve such proposals through their ownership of the capital stock, no other consents will be solicited in connection with this Information Statement.

Only one Information Statement shall be delivered to multiple security holders sharing an address, unless contrary instructions have been received by the Company from one or more security holders. The Company will deliver, promptly upon written or oral request, a separate copy of the Information Statement, to a security holder at a shared address to which a single copy was delivered and will provide instructions to any such security holder how they can notify the Company of their wish to receive a separate copy.

The elimination of the need for a meeting of stockholders to approve this action is made possible by Nevada Revised Statutes which provides that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a meeting. In order to eliminate the costs involved in holding a special meeting of our stockholders, our Board of Directors voted to utilize the written consent of the holders of a majority in interest of our voting securities. This Information Statement is circulated to advise the shareholders of action already approved by written consent of the shareholder who collectively holds a majority of the voting power of our capital stock (specifically our sole director, Andrew Kovalenko).

THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 PROVIDES A “SAFE HARBOR” FOR FORWARD LOOKING STATEMENTS. This Information Statement contains statements that are not historical facts. These statements are called “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements involve important known and unknown risks, uncertainties and other factors and can be identified by phrases using “estimate,” “anticipate,” “believe,” “project,” “expect,” “intend,” “predict,” “potential,” “future,” “may,” “should” and similar expressions or words. Our future results, performance or achievements may differ materially from the results, performance or achievements discussed in the forward-looking statements. There are numerous factors that could cause actual results to differ materially from the results discussed in forward-looking statements, including:

•	Changes in relationships and market for the Plastic2Oil product which may have a negative impact on our earnings and financial position.

•	Considerable political and economic uncertainties resulting from these events.

•	Factors that we have discussed in previous public reports and other documents filed with the Securities and Exchange Commission.

This list provides examples of factors that could affect the results described by forward-looking statements contained in this Information Statement. However, this list is not intended to be exhaustive; many other factors could impact our business and it is impossible to predict with any accuracy which factors could result in which negative impacts. Although we believe that the forward-looking statements contained in this Information Statement are reasonable, we cannot provide you with any guarantee that the anticipated results will be achieved. All forward-looking statements in this Information Statement are expressly qualified in their entirety by the cautionary statements contained in this section and you are cautioned not to place undue reliance on the forward-looking statements contained in this Information Statement. In addition to the risks listed above, other risks may arise in the future, and we disclaim any obligation to update information contained in any forward-looking statement.

CURRENT INFORMATION REGARDING THE COMPANY

The following is a description of the current operations of the Company

Corporate History

PowerGae, Inc. was incorporated in Nevada on September 6, 2007 with the purpose of profitably constructing and operating biodiesel production facilities, establishing them in strategic locations, and selling the biodiesel through existing petroleum manufacturers and distributors. The central concept of PowerGae, Inc. is making the production of biodiesel independent of its traditional sources such as soy bean, rape, sunflower seed or palm oil. The oil consumed by our biodiesel plants will be produced from algae grown in special bioreactors. The use of bioreactors will secure adequate supply of oil even under insufficient lighting or heating. To achieve our objectives, we plan to use commercial equipment sourced from the leading world suppliers. This modern, highly efficient equipment will allow the production of biodiesel fully confirming to American and European quality standards.

Our in-house R&D program provides ongoing refinements for existing production technologies. The Company has an active collaboration with the Institute of Biology of the Southern Seas of the National Academy of Sciences of Ukraine, the foremost authority in the field of algae farming.

Our team consists of specialists working in the field of biodiesel production as economic, technical and marketing consultants. Our experience includes design and construction of biodiesel production facilities with annual output from 20 to 100 thousands of gallons. We started our business with a vision of improved production technology and streamlined distribution of biodiesel in the rapidly growing alternative fuel market.

INDUSTRY BACKGROUND

The biofuels industry in North America is already booming due to government support and environmental concerns. Recent research by global growth consultancy Frost & Sullivan, estimates that the industry will continue to grow at a rate of between 20 and 22 per cent per annum for the next few years 1.

Biodiesel is a nontoxic and biodegradable substitute and supplement for petroleum diesel. The blends of 20% biodiesel to 80% petroleum (known as B20), biodiesel can substantially reduce the emission levels and toxicity of diesel exhaust. Biodiesel is designated under federal law as an alternative fuel and is registered with the US Environmental Protection Agency as a fuel and fuel additive. It can be used in any diesel engine, without the need for mechanical alterations, and is compatible with the existing petroleum distribution infrastructure.

Standards for biodiesel intended to be used as a transportation fuel have been approved by the American Society for Testing and Materials (ASTM6571-02), an organization composed of technical experts from most major engine manufacturers, petroleum companies and other interested parties. As a result, biodiesel is recognized and accepted by most major manufacturers.

The USA market of on-road transportation petroleum diesel is over 37 billion gallons. Petroleum diesel markets have continued to demand increasing prices with uncertain supplies.

In Europe, biodiesel represents 2% of total on-road transportation fuel consumption and is expected to reach 6% by 2010. The total biodiesel being sold in the U.S. amounts to less than 1% of all on-road diesel consumption in 2006. In the U.S. there are currently over fifty new, larger-scale plants are in construction and are expected to come online between 2007 and 2008.

The Energy Policy Act of 1992 was designed to reduce our dependence upon foreign oil (which has now grown to over 50% dependence) with domestically produced, environmentally friendly alternative fuels. These fuels are specifically designated under law and include natural gas, propane, ethanol, methanol, hydrogen, electricity, and biodiesel. Unlike most other alternative fuels, biodiesel can be used by any existing engine without the need for costly infrastructure modifications to the vehicle, fueling stations and maintenance facilities. The inclusion of biodiesel as a designated alternative fuel was formalized in June of 2001 with the signature of President George W. Bush. As a result, vehicle fleets currently required to purchase light duty alternative fueled vehicles under the Energy Policy Act of 1992 will now be allowed to purchase biodiesel fuel as an alternative.

The legislative directive now awards one AFV credit for each 450 gallons of B100 used in blends of at least 20% or higher.

The by-product of algal oil production is the dry press cake that remains after the extraction of the oil. The press cake rich in proteins and carbohydrates can be sold as feedstock such as chicken feed to create an additional revenue stream. The cake can also be processed into ethanol.

Algal biomass has other potential on and off-farm uses. Although it has primarily been considered as an alternative high-grade protein source in animal feed, algae biomass with a balanced nitrogen to phosphorus (N:P) ratio is a potentially valuable organic fertilizer that may have soil microflora balancing properties. Algal biomass is also reported to be particularly suitable for pisciculture. Studies have also been done on algal meal from Spirulina and Haematococcus as a carotenoid and vitamin supplement for poultry & salmonids.

PRODUCT BACKGROUND

Algae can be found almost everywhere including in oceans, ponds, swimming pools, and common goldfish bowls. And while not truly plants, these single-celled organisms have the same photosynthetic ability to convert sunshine into chemical energy. For some species of algae, this chemical energy is in the form of oils very similar to common vegetable oil. What's the big deal? These oils can be processed and used to produce biodiesel.

Algae's single-celled structure is extremely efficient in use of light and absorption of nutrients. So much so, that algae's growth and productivity is 30 to 100 times higher than crops like soybeans.

Algae production does not compete with agriculture. Algae production facilities are enclosed and do not require soil for growth, use 99% less water than conventional agriculture, and can be located on non-agricultural land far from water. Since the whole organism converts sunlight into oil, algae can produce more oil in an area the size of a two-car garage than an entire football field full of soybeans.

Algae thrive on a high concentration of carbon dioxide. And nitrogen dioxide (NO2), a pollutant of power plants, is a nutrient for the algae. Algae production facilities can thus be fed exhaust gases from fossil fuel power plants, and even breweries, to significantly increase productivity and clean up the air.

Even the wild, naturally occurring algae species can, under just the right conditions, produce oil at near-theoretical limits. Their small size (less than 30 microns) and aquatic nature makes them ideal for a large-scale, highly automated, fully-enclosed production system called a photobioreactor, or PBR. These systems are fine-tuned to provide each cell the precise conditions needed for maximum productivity.

The carbohydrates remaining after the oil has been extracted from the algae can be used to make animal feed, ethanol, and potentially sequester carbon.

Research and Development

Main research areas:

•
Investigations of the kinetics of substrate-and light-dependent growth and the biochemical composition of lower phototropic organisms; developing the technologies for industrial culture of micro algae.

• Eco-morphological, eco-floristic, biotechnological and synecological studies of algae.

Major results:

•
The theory of regulated micro algal growth and biochemical composition has been developed that allows the development of the technologies of substrate-dependent synthesis rates for biochemical elements of marine micro algal cells in regulated culture.

BUSINESS MODEL

1.
Creating a network of algal oil production plants in the vicinity of large biodiesel consumers such as Metropolitan Statistical Areas (MSAs) or Metropolitan Statistical Areas (CMSAs), etc. by entering into agreements with existing CO2 mass producers such as breweries, waste water treatment centers, power plants, and similar facilities that tend to be concentrated in the same areas. The algae growing plants should be located very close to CO2 sources to significantly reduce the transportation cost of main raw materials to our plants. Additional revenue can be derived from carbon dioxide sequestration and processing of industrial and domestic effluents to reduce organic residues.

2.
The first stage of the project involves construction of a pilot Algae production Plant. The equipment cost for such a facility is estimated to be $850,000 with an additional allowance of $150,000 for site preparation. The plant will have annual capacity of 93 000 gallons of algal oil per year, thus generating annual revenue of approximately $1,435,000 resulting from the sales of both algal oil and press cake. At the later stages of the project, the pilot plant will be used as a R&D facility. The subsequent production plants will have annual capacities of up to 30 million gallons of biodiesel.

We held preliminary discussions with several CO2 mass producers in the United States to place our pilot plant. A final plant placement decision will take about 6 months. Management believes that average delivery time from manufacturer of the plant equipment is about 6-12 months. Construction of a plant will take about 6 months. Ordering equipment for the plant will be placed right after receipt of the investments.

Thus, the total time from the start of the financing to the launch of production estimated at 1.5 to 2 years.

3.
At the first stage we plan to convert the produced algal oil to biodiesel using tolling agreements with existing biodiesel plants (whereby we provide algal oil to the Biodiesel Plant to process into biodiesel, and pay a fixed price per gallon for such processing). Such processing fee per gallon would be significantly lower than the wholesale price: typically, the processing fee is comparable to the difference between the price of biodiesel and the cost of feedstock oil.) Using tolling agreements will reduce investment requirements and mitigate risk.

4.
Concluding agreements with existing petroleum distributors that will give the distributor the preferential right to use our product in their respective distribution area. The product that is sold to the end consumer is usually B20, a blend of 20% biodiesel and 80% petroleum diesel.

Competition

Aquaflow A New Zealand company that expects to be the first company in the world to economically produce biofuel from wild algae harvested from open-air environments, to market it, and meet the challenge of increasing demand.

GreenFuel Technology Corp. Cambridge, Mass. company working with power plants to build algae producing photobioreactors. Tests show its system captured about 80% of the CO2 emitted during the day when sunlight is available.

HR Biopetroleum The Hawaii based company intends to be a designer-builder of algae biofuels plants and to produce and market renewable fuel feedstock and animal nutritional supplemental protein. Partnering with Royal Dutch Shell in a joint venture called Cellana, they plan to initially build a small research plant but hope to move to a full-scale commercial plant of 20,000 hectares.

LiveFuels The Menlo Park, CA research company describes itself as a mini-Manhattan project with a national alliance of labs and scientists dedicated to transforming algae into biocrude by the year 2010. Their strategy involves developing algae that will thrive in open ponds.

Imperium Renewables The Seattle company that has made a name for itself from producing traditional biodiesel, announced that it has dedicated a 5 million-gallon refinery to algae oil. Has established a feedstock agreement where Solazyme will supply algal oil.

OTEC A San Francisco bay area firm developing photobioreactors-enclosed systems that produce algae in layer upon layer of tubes or shallow ponds.

PetroSun PetroSun is a diversified energy company specializing in the discovery and development of both traditional fossil fuels and renewable energy resources. Under the terms of a November 2007 agreement, PetroSun BioFuels will supply Bio-Alternatives fifty percent of its raw algal oil production from planned algae farms and extraction plants in Louisiana, Alabama and Mississippi up to a maximum of 150 million gallons per year. PetroSun BioFuels and Bio-Alternatives have agreed to locate the initial algae farm, extraction plant and biodiesel refinery in Louisiana. Negotiations have commenced to secure the land and permits that are required for the respective operations. PetroSun is in the pre-commercial stage with its algae-to-biofuels production technology. The Company plans to establish algae farms and algal oil extraction plants in Alabama, Arizona, Louisiana, Mexico, Brazil and Australia during 2008. The algal oil product will be marketed as feedstock to existing biodiesel refiners and planned company owned refineries. PetroSun is headquartered in Scottsdale, Arizona with field offices in Shreveport, Louisiana and Opelika, Alabama.

Solazyme A somewhat secretive San Francisco based biotechnology company that apparently has already harvested thousands of gallons of algal oil. They have engineered more than a dozen specialized strains and ramped up pre-commercial production. "We can easily make thousands of gallons [of algal biodiesel] a month," says Chief Operating Officer Jonathan S. Wolfson. Solazyme has entered into a biodiesel feedstock development agreement in which they will generate algal oil for Imperium's biodiesel production process. Jerry Fiddler, Solazyme's Chairman says, "The technology is much farther along than most people realize. Our energy future includes algae which will serve as a biodiesel feedstock of increasing importance."

Solix The Solix team of engineers in Fort Collins, CO are working on a design for a closed algae growth system that is cost competitive with open systems.

Competitive Advantage:

The main competitive advantage is a business idea, implying a comprehensive and full use of all algae based products-not only for the biodiesel production. The goal is to promote production of high-value bioactive components of food for humans and feed additives for animals. Such diversification would substantially strengthen the financial stability and increase the profitability of the company, will reduce its dependence from the influence of markets.

Another significant advantage is our strong Research and Development capabilities. Collaboration with the Institute of the Biology of the Southern Seas (IBSS), Ukraine which has engaged in algae research for more than 20 years.

GOVERNMENT OVERSIGHT

Currently, the federal government encourages the use of biodiesel as a diesel additive as a measure to protect the environment as a viable renewable domestic fuel and thereby reduce U.S. dependence on foreign oil. The biodiesel industry is heavily dependent on several economic incentives to produce biodiesel, including federal biodiesel grants and supports.

FEDERAL REGULATIONS: BIODIESEL TAX CREDITS

BIODIESEL VEETC TAX CREDIT

The American Jobs Creation Act of 2004 (JOBS Bill), signed into law in October of 2004, created the Volumetric Ethanol Excise Tax Credit (VEETC), which includes a tax credit for biodiesel.

On August 8, 2005, President Bush signed the Energy Policy Act of 2005 (H.R. 6) into law. The comprehensive energy legislation includes a nationwide renewable fuels standard ("RFS"), that will double the use of ethanol and biodiesel by 2012.

The Energy Policy Act of 2005 (H.R.6), extended the credit through December 31, 2008, and creates a similar tax credit for renewable diesel.

•	The volumetric excise tax credit for Agri-Biodiesel is $1.00 per gallon. Agri-Biodiesel is defined as diesel fuel made from virgin oils derived from agricultural commodities and animal fats.

•	The volumetric excise tax credit for Biodiesel remains at 50¢ per gallon. Biodiesel is defined as diesel fuel made from agricultural products and animal fats.

•	The volumetric excise tax credit for Renewable Diesel is $1.00 per gallon. Renewable diesel refers to diesel fuel derived from biomass using a thermal depolymerization process.

SMALL BIODIESEL PRODUCER TAX CREDIT

H.R. 6 also created a new credit for small agri-biodiesel producers equal to 10 cents per gallon on the first 15 million gallons of agri-biodiesel produced at facilities with annual capacity not exceeding 60 million gallons. Historically, small ethanol producers were allowed a similar credit. The tax credit is capped at $1.5 million per year per producer and like the small ethanol producer credit can be passed through to the farmer owners of a cooperative and the credit is allowed to be offset against the alternative minimum tax (AMT). The credit sunsets December 31, 2008.

Under the RFS, a small percentage of our nation's fuel supply will be provided by renewable, domestic fuels. The increased use of renewable fuels will expand U.S. fuel supplies while easing an overburdened refining industry. The Energy Policy Act of 2005 established RFS provisions that mandates use of renewable fuels starting at 4 billion gallons in 2006 and increases to 7.5 billion gallons in 2012. Flexibility in meeting RFS is provided for refiners through a credit trading program that allows refiners to use renewable fuels where and when it is most efficient and cost-effective for them to do so.

LEGAL PROCEEDINGS

To the best of our knowledge, during the past five years, none of the following occurred with respect to a present or former director or executive officer of the Company: (1) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) being subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of any competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; and (4) being found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the commodities futures trading commission to have violated a Federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

SUBMISSION OF MATTERS TO VOTE OF SECURITY HOLDERS

There were no submissions of matters to security holders in the fourth quarter of 2008 or in the first quarter of 2009.  Our Board of Directors voted in favor of the matters herein.

MARKET FOR COMMON EQUITY, RELATED STOCKHOLDER MATTERS AND SMALL BUSINESS ISSUER PURCHASES OF EQUITY SECURITIES

Our common shares are not currently quoted on any exchange.

Holders

We have approximately 43 record holders of our common stock as of June 12, 2009.

Dividend Policy

We have never paid any cash dividends on our common shares, and we do not anticipate that we will pay any dividends with respect to those securities in the foreseeable future. Our current business plan is to retain any future earnings to finance the expansion development of our business.

Equity Compensation Plan Information

Stock Option Plan

The Company, at the current time, has no stock option plan or any equity compensation plans.

Recent sales of unregistered securities

On January 30, 2008, the Company issued 1,500,000 restricted shares of common stock for $15,000 cash or $0.01 per share.

On May 2, 2008, the Company issued 100,000 restricted shares of common stock for $2,000 cash or $0.02 per share.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION OR PLAN OF OPERATION

Management's Discussion and Analysis contains various "forward looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, regarding future events or the future financial performance of the Company that involve risks and uncertainties. Certain statements included in this Form 10-Q, including, without limitation, statements related to anticipated cash flow sources and uses, and words including but not limited to "anticipates", "believes", "plans", "expects", "future" and similar statements or expressions, identify forward looking statements. Any forward-looking statements herein are subject to certain risks and uncertainties in the Company's business, including but not limited to, reliance on key customers and competition in its markets, market demand, product performance, technological developments, maintenance of relationships with key suppliers, difficulties of hiring or retaining key personnel and any changes in current accounting rules, all of which may be beyond the control of the Company. The Company adopted at management's discretion, the most conservative recognition of revenue based on the most astringent guidelines of the SEC in terms of recognition of software licenses and recurring revenue. Management will elect additional changes to revenue recognition to comply with the most conservative SEC recognition on a forward going accrual basis as the model is replicated with other similar markets (i.e. SBDC). The Company's actual results could differ materially from those anticipated in these forward-looking statements as a result of certain factors, including those set forth therein.

Forward-looking statements involve risks, uncertainties and other factors, which may cause our actual results, performance or achievements to be materially different from those expressed or implied by such forward-looking statements. Factors and risks that could affect our results and achievements and cause them to materially differ from those contained in the forward-looking statements include those identified in the section titled "Risk Factors" in the Company's Annual Report on Form 10-K for the period ended December 31, 2008, as well as other factors that we are currently unable to identify or quantify, but that may exist in the future.

 In addition, the foregoing factors may affect generally our business, results of operations and financial position. Forward-looking statements speak only as of the date the statement was made. We do not undertake and specifically decline any obligation to update any forward-looking statements.

BUSINESS MODEL

1.
Creating a network of algal oil production plants in the vicinity of large biodiesel consumers such as Metropolitan Statistical Areas (MSAs) or Metropolitan Statistical Areas (CMSAs), etc. by entering into agreements with existing CO2 mass producers such as breweries, waste water treatment centers, power plants, and similar facilities that tend to be concentrated in the same areas. The algae growing plants should be located very close to CO2 sources to significantly reduce the transportation cost of main raw materials to our plants. Additional revenue can be derived from carbon dioxide sequestration and processing of industrial and domestic effluents to reduce organic residues.

2.
The first stage of the project involves construction of a pilot Algae production Plant. The equipment cost for such a facility is estimated to be $850,000 with an additional allowance of $150,000 for site preparation. The plant will have annual capacity of 93 000 gallons of algal oil per year, thus generating annual revenue of approximately $1,435,000 resulting from the sales of both algal oil and press cake. At the later stages of the project, the pilot plant will be used as a R&D facility. The subsequent production plants will have annual capacities of up to 30 million gallons of biodiesel.

We held preliminary discussions with several CO2 mass producers in the United States to place our pilot plant. A final plant placement decision will take about 6 months. Management believes that average delivery time from manufacturer of the plant equipment is about 6-12 months. Construction of a plant will take about 6 months. Ordering equipment for the plant will be placed right after receipt of the investments.

Thus, the total time from the start of the financing to the launch of production estimated at 1.5 to 2 years.

3.
At the first stage we plan to convert the produced algal oil to biodiesel using tolling agreements with existing biodiesel plants (whereby we provide algal oil to the Biodiesel Plant to process into biodiesel, and pay a fixed price per gallon for such processing). Such processing fee per gallon would be significantly lower than the wholesale price: typically, the processing fee is comparable to the difference between the price of biodiesel and the cost of feedstock oil.) Using tolling agreements will reduce investment requirements and mitigate risk.

4.
Concluding agreements with existing petroleum distributors that will give the distributor the preferential right to use our product in their respective distribution area. The product that is sold to the end consumer is usually B20, a blend of 20% biodiesel and 80% petroleum diesel.

PLAN OF OPERATION

We plan to raise additional funds through joint venture partnerships, project debt financings or through future sales of our common stock, until such time as our revenues are sufficient to meet our cost structure, and ultimately achieve profitable operations. There is no assurance that we will be successful in raising additional capital or achieving profitable operations. Our financial statements do not include any adjustments that might result from the outcome of these uncertainties. We will need financing within 12 months to execute our business plan.

We have not developed our own proprietary technology.

Our business will encompass development activities culminating in the construction and long-term operation of biofuel production biorefineries. As such, we are currently in the development-stage of finding suitable locations and deploying project opportunities for converting cellulose fractions of municipal solid waste and other opportunistic feedstock into biofuel fuels.

For the next 12 months, our Plan of Operations is as follows:

•
We plan to tap into diesel fuel market by placing our Algae production Plants in Metropolitan Statistical Areas (MSAs) or Metropolitan Statistical Areas (CMSAs). There are currently 261 MSAs and 19 CMSAs in the United States. These have a minimum population of 250,000 residents, with some, such as New York, Los Angeles and Chicago, having substantially more.

Main stages of the project:

•	First Stage (first 24 months). Site location for the first Algae production Plant according to the aforementioned requirements. Concluding agreements with CO2 suppliers and biodiesel distributors.
•	Second stage: Strategic planning based on the experience obtained from the deployment of the pilot Algae production Plant:
•	Improving the algae farming and processing technologies,
•	Starting production of additional algae-based products,
•	Deployment of Algae production and Biodiesel Plant network.
•	The second stage will require additional capitalization to provide working capital and marketing funds to support our expanding operations.

RECENT DEVELOPMENTS

We have an agreement with the Institute of the Biology of the Southern Seas (IBSS) from Ukraine on joint "algae industrial growing" research project. Currently, we selected the engineering staff for conducting our Research and Development project.

Major ongoing Tasks:

  -- seeking for business partners,
  -- seeking for investors,
  -- choose the right location for our pilot plant placement.

RESULTS OF OPERATIONS

Results of Operations for the year ended December 31, 2008.

For the year ended December 31, 2008, the Company has recorded a net loss of $36,538. We incurred operating expense of $36,538 and these expenses consisted of General and Administrative expenses $9,538 and Professional expenses $27,000.

Operating Expenses for the year ended December 31, 2008.

For the period from September 6, 2007 to December 31, 2008, the Company has recorded a net loss of $60,938. We incurred operating expense of $60,938 and these expenses consisted of General and Administrative expenses $21,438 and Professional expenses $39,500.

Results of Operations for the three months ended March 31, 2009.

We had zero revenues for the three months ended March 31, 2009 and 2008.

Operating Expenses for the three months ended March 31, 2009.

We had operating expenses of $5,504 and $19,047 for the months ended March 31, 2009 and 2008, respectively. These expenses consisted of general operating expenses and professional fee incurred in connection with the day to day operation of our business and preparation and filing our periodic reports.

Our operating expenses from inception through March 31, 2009 was $ 66,442.

LIQUIDITY AND CAPITAL RESOURCES

We believe the proceeds from private placements and the reserves will generate sufficient cash in assisting with the operating needs of the Company. The Company is continuing to inquire into new investments to provide for further research and development capital and assisting further acquisitions over the next twelve months.

Historically, we have funded our operations through financing activities consisting primarily of private placements of debt and equity securities with existing shareholders and outside investors. Our principal use of funds has been for the further development of our Biorefinery Projects, for capital expenditures and general corporate expenses.

CRITICAL ACCOUNTING POLICIES AND ESTIMATES

The preparation of our financial statements requires us to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. A critical accounting policy is one that is both very important to the portrayal of our financial condition and results, and requires management's most difficult, subjective or complex judgments. Typically, the circumstances that make these judgments difficult, subjective and/or complex have to do with the need to make estimates about the effect of matters that are inherently uncertain.

RECENT ACCOUNTING PRONOUNCEMENTS

In June 2008, the FASB issued FASB Staff Position EITF 03-6-1, Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities, ("FSP EITF 03-6-1"). FSP EITF 03-6-1 addresses whether instruments granted in share-based payment transactions are participating securities prior to vesting, and therefore need to be included in the computation of earnings per share under the two-class method as described in FASB Statement of Financial Accounting Standards No. 128, "Earnings per Share." FSP EITF 03-6-1 is effective for financial statements issued for fiscal years beginning on or after December 15, 2008 and earlier adoption is prohibited. We are not required to adopt FSP EITF 03-6-1; neither do we believe that FSP EITF 03-6-1 would have material effect on our consolidated financial position and results of operations if adopted.

In May 2008, the Financial Accounting Standards Board ("FASB") issued SFAS No. 163, "Accounting for Financial Guarantee Insurance Contracts-and interpretation of FASB Statement No. 60". SFAS No. 163 clarifies how Statement 60 applies to financial guarantee insurance contracts, including the recognition and measurement of premium revenue and claims liabilities. This statement also requires expanded disclosures about financial guarantee insurance contracts. SFAS No. 163 is effective for fiscal years beginning on or after December 15, 2008, and interim periods within those years. SFAS No. 163 has no effect on the Company's financial position, statements of operations, or cash flows at this time.

In May 2008, the Financial Accounting Standards Board ("FASB") issued SFAS No. 162, "The Hierarchy of Generally Accepted Accounting Principles". SFAS No. 162 sets forth the level of authority to a given accounting pronouncement or document by category. Where there might be conflicting guidance between two categories, the more authoritative category will prevail. SFAS No. 162 will become effective 60 days after the SEC approves the PCAOB's amendments to AU Section 411 of the AICPA Professional Standards. SFAS No. 162 has no effect on the Company's financial position, statements of operations, or cash flows at this time.

In March 2008, the Financial Accounting Standards Board, or FASB, issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities-an amendment of FASB Statement No. 133.  This standard requires companies to provide enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under Statement 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect an entity's financial position, financial performance, and cash flows. This Statement is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008, with early application encouraged. The Company has not yet adopted the provisions of SFAS No. 161, but does not expect it to have a material impact on its consolidated financial position, results of operations or cash flows.

In December 2007, the FASB issued SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements-an amendment of ARB No. 51.  This statement amends ARB 51 to establish accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary. It clarifies that a noncontrolling interest in a subsidiary is an ownership interest in the consolidated entity that should be reported as equity in the consolidated financial statements. Before this statement was issued, limited guidance existed for reporting noncontrolling interests. As a result, considerable diversity in practice existed. So-called minority interests were reported in the consolidated statement of financial position as liabilities or in the mezzanine section between liabilities and equity. This statement improves comparability by eliminating that diversity. This statement is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008 (that is, January 1, 2009, for entities with calendar year-ends). Earlier adoption is prohibited. The effective date of this statement is the same as that of the related Statement 141 (revised 2007). The Company will adopt this Statement beginning March 1, 2009. It is not believed that this will have an impact on the Company's consolidated financial position, results of operations or cash flows.

In February 2007, the FASB, issued SFAS No. 159, The Fair Value Option for Financial Assets and Liabilities-Including an Amendment of FASB Statement No. 115.  This standard permits an entity to choose to measure many financial instruments and certain other items at fair value. This option is available to all entities. Most of the provisions in FAS 159 are elective; however, an amendment to FAS 115 Accounting for Certain Investments in Debt and Equity Securities applies to all entities with available for sale or trading securities. Some requirements apply differently to entities that do not report net income. SFAS No. 159 is effective as of the beginning of an entity's first fiscal year that begins after November 15, 2007. Early adoption is permitted as of the beginning of the previous fiscal year provided that the entity makes that choice in the first 120 days of that fiscal year and also elects to apply the provisions of SFAS No. 157 Fair Value Measurements.  The Company will adopt SFAS No. 159 beginning March 1, 2008 and is currently evaluating the potential impact the adoption of this pronouncement will have on its consolidated financial statements.

In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements  This statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. This statement applies under other accounting pronouncements that require or permit fair value measurements, the Board having previously concluded in those accounting pronouncements that fair value is the relevant measurement attribute. Accordingly, this statement does not require any new fair value measurements. However, for some entities, the application of this statement will change current practice. This statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Earlier application is encouraged, provided that the reporting entity has not yet issued financial statements for that fiscal year, including financial statements for an interim period within that fiscal year. The Company will adopt this statement March 1, 2008, and it is not believed that this will have an impact on the Company's consolidated financial position, results of operations or cash flows.

We have not entered into any off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources and would be considered material to investors. Certain officers and directors of the Company have provided personal guarantees to our various lenders as required for the extension of credit to the Company.

ACCOUNTING POLICIES SUBJECT TO ESTIMATION AND JUDGMENT

Management's Discussion and Analysis of Financial Condition and Results of Operations are based upon our financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States. When preparing our financial statements, we make estimates and judgments that affect the reported amounts on our balance sheets and income statements, and our related disclosure about contingent assets and liabilities. We continually evaluate our estimates, including those related to revenue, allowance for doubtful accounts, reserves for income taxes, and litigation. We base our estimates on historical experience and on various other assumptions, which we believe to be reasonable in order to form the basis for making judgments about the carrying values of assets and liabilities that are not readily ascertained from other sources. Actual results may deviate from these estimates if alternative assumptions or condition are used.

Additional Information

We file reports and other materials with the Securities and Exchange Commission. These documents may be inspected and copied at the Securities and Exchange Commission, Judiciary Plaza, 100 F Street, N.E., Room 1580, and Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling the Commission at 1-800-SEC-0330. You can also get copies of documents that the Company files with the Commission through the Commission’s Internet site at www.sec.gov.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

We do not hold any derivative instruments and do not engage in any hedging activities.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of the common stock as of June 12, 2009, by (i) each person who is known by the Company to own beneficially more than 5% of the any classes of outstanding Stock, (ii) each director of the Company, (iii) each officer and (iv) all directors and executive officers of the Company as a group.

The number and percentage of shares beneficially owned is determined in accordance with Rule 13d-3 and 13d-5 of the Exchange Act, and the information is not necessarily indicative of beneficial ownership for any other purpose. We believe that each individual or entity named has sole investment and voting power with respect to the securities indicated as beneficially owned by them, subject to community property laws, where applicable, except where otherwise noted. Unless otherwise stated, the address of each person is 2 East Congress St., Suite 900 Tucson, AZ 85701.

Title Of Class	Name, Title and Address of Beneficial Owner of Shares	Amount of Beneficial Ownership	Percent of Class

			Before Offering	After Offering

Common Stock (1)	Andrew Kovalenko President, Chief Executive Officer and director	10,000,000	73.39%	73.39%
	Dmitriy Dobroshtan Chief Technology Officer	2,000,000	14.68%	14.68%

(1)	Based on 15,225,000 issued and outstanding shares of common stock.

We are not aware of any arrangements that may result in a change of control of the Company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

No officer, director, promoter, or affiliate of the Company has or proposes to have any direct or indirect material interest in any asset held by PowerGae, Inc. through security holdings, contracts, options, or otherwise.

Although there is no current compensation plan in existence, it is probable that the Company will adopt a plan to pay or accrue compensation to its Officers and Directors for services related to development of the company's business plan.

BOARD OF DIRECTORS AND OFFICERS

The following table sets forth certain information with respect to our directors, executive officers and key employees.

Name	Age	Position
Andrey V. Kovalenko	36	President, Chief Executive Officer and director
Dmitriy V. Dobroshtan	26	Chief Technology Officer

ANDREW KOVALENKO, Chief Executive Officer - Mr. Kovalenko has several years of experience in all aspects of the biodiesel industry. Since our inception. Mr. Kovalenko has served as our Chief Executive Officer. From 2006 through September, 2007, Mr. Kovalenko served as Coordinator of the U.P.Chemical Ltd ,a large Biodiesel Project in Ukraine. From 2000 through 2006, Mr. Kovalenko served as Chief Executive Officer of the International Institute Of Medical Ecogeography in Ukraine.

Mr. Kovalenko is a graduate of the Economic University of Kharkiv, 1995 (Management and Marketing) and t The National Aerospace University of Kharkiv, 1995.

DMITRIY V. DOBROSHTAN, Chief Technology Officer - Mr. Dobroshtan is primarily responsible for all aspects of technology behind the biodiesel industry. He has several years of experience in all aspects of the biodiesel industry. In September, 2007, Mr. Dobroshtan became our Chief Finance Officer. From 2006 through September, 2007, ,Mr. Dobroshtan served as Chief Engineer of the U.P. Chemical Ltd - large Biodiesel Project in Ukraine. From 2004 through 2006, Mr. Dobroshtan served as technology Manager on Chemical plants in Ukraine. Mr. Dobroshtan is a graduate of the Kharkiv National Municipal Academy, 2006.

Compensation of Directors

We do not pay our Directors any fees in connection with their role as members of our Board. Directors are not paid for meetings attended at our corporate headquarters or for telephonic meetings Our Directors are reimbursed for travel and out-of-pocket expenses in connection with attendance at Board meetings. Each board member serves for a one year term until elections are held at each annual meeting.

Directors are elected at the Company's annual meeting of Stockholders and serve for one year until the next annual Stockholders' meeting or until their successors are elected and qualified. Officers are elected by the Board of Directors and their terms of office are, except to the extent governed by employment contract, at the discretion of the Board. The Company reimburses all Directors for their expenses in connection with their activities as directors of the Company. Directors of the Company who are also employees of the Company will not receive additional compensation for their services as directors.

Family Relationships

There are no family relationships on the Board of Directors.

Involvement In Certain Legal Proceedings

To the best of our knowledge, during the past five years, none of the following occurred with respect to a present or former director or executive officer of the Company: (1) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) being subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of any competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; and (4) being found by a court of competent jurisdiction (in a civil action), the Commission or the commodities futures trading commission to have violated a Federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth for the fiscal years ended December 31, 2008, the compensation awarded to, paid to, or earned by, our Chief Executive Officer and our Chief Technology Officer whose total compensation was zero.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	OptionAwards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Andrey V. Kovalenko President, Chief Executive Officer and director	2008	-	-	-	-	-	-	-	-
Dmitriy V. Dobroshtan Chief Technology Officer	2008	-	-	-	-	-	-	-	-

Outstanding Equity Awards At Fiscal Year-End Table

None.

Option Exercises And Stock Vested Table

None.

PENSION BENEFITS TABLE

None.

Nonqualified Deferred Compensation Table

None.

All Other Compensation Table

None.

Perquisites Table

None.

Potential Payments Upon Termination Or Change In Control Table

None.

Long-Term Incentive Plan Awards

We do not have any long-term incentive plans that provide compensation intended to serve as incentive for performance to occur over a period longer than one fiscal year, whether such performance is measured by reference to our financial performance, our stock price, or any other measure.

AUDIT AND CERTAIN OTHER FEES PAID TO ACCOUNTANTS

The following table sets forth fees related to services performed by Chang G. Park, CPA and Moore&Associates Chartered in 2008. And Fees related to services performed by Moore&Associates Chartered in 2007 were as follows:

	2008		2007
	Chang G, Park	Moore & Associates	Moore & Associates
Audit Fees (1)	$1,000	$1,500	$6,000
Audit-Related Fees (2)	0	0	0
Tax Fees (3)	0	0	0
All Other Fees (4)	0	0	0
	-----------	-----------	-----------
Total	$1,000	$1,500	$6,000

(1)	Audit fees represent fees for professional services provided in connection with the audit of our financial statements and review of our quarterly financial statements.
(2)
During 2008, we did not incur fees for assurance services related to the audit of our financial statements and for services in connection with audits of our benefit plans, which services would be reported in this category.

(3)	Tax fees principally included tax advice, tax planning and tax return preparation.
(4)	Other fees related to registration statement reviews and comments.

The Board of Directors has reviewed and discussed with the Company's management and independent registered public accounting firm the audited consolidated financial statements of the Company contained in the Company's Annual Report on Form 10-K for the Company's 2008 fiscal year. The Board has also discussed with the auditors the matters required to be discussed pursuant to SAS No. 61 (Codification of Statements on Auditing Standards, AU Section 380), which includes, among other items, matters related to the conduct of the audit of the Company's consolidated financial statements.

The Board has received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with its auditors its independence from the Company. The Board has considered whether the provision of services other than audit services is compatible with maintaining auditor independence.

Based on the review and discussions referred to above, the Board approved the inclusion of the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for its 2008 fiscal year for filing with the SEC.

Pre-Approval Policies

The Board's policy is now to pre-approve all audit services and all permitted non-audit services (including the fees and terms thereof) to be provided by the Company's independent registered public accounting firm; provided, however, pre-approval requirements for non-audit services are not required if all such services (1) do not aggregate to more than five percent of total revenues paid by the Company to its accountant in the fiscal year when services are provided; (2) were not recognized as non-audit services at the time of the engagement; and (3) are promptly brought to the attention of the Board and approved prior to the completion of the audit.

The Board pre-approved all fees described above.

AMEND THE ARTICLES OF INCORPORATION TO
CHANGE OF NAME OF THE COMPANY

Our primary business plan has been modified to making the production of biodiesel independent of its traditional sources such as soy bean, rape, sunflower seed or palm oil.   Accordingly, Our Board of Directors and the holder of the majority of the outstanding voting capital stock of the Company believe that changing our name Algoil, Inc. will better reflect the new primary business of the Company.

This action has been approved by the Board and the written consent of the holder of the majority of the outstanding voting capital stock of the Company.

DISSENTER’S RIGHTS OF APPRAISAL

The general corporation law of the State of Nevada does not provide for dissenter’s rights of appraisal in connection with the above actions.

This action has been approved by the Board and the written consents of the holders of the majority of the outstanding voting capital stock of the Company.

ADDITIONAL INFORMATION

If you have any questions about the actions described above, you may contact counsel for the Company, Joseph I. Emas, 1224 Washington Avenue, Miami Beach, Florida  33139 (305) 531-1174.

We are  subject to the  informational  requirements  of the  Securities Exchange  Act of 1934 and in  accordance  with the  requirements  thereof,  we file reports, proxy statements and other information with the Securities and Exchange Commission  ("SEC").  Copies  of  these  reports,  proxy  statements  and  other information  can be  obtained  at  the  SEC's  public  reference  facilities  at 100 F Street, N.E., Room 1580, Washington, D.C. 20549.  Additionally,   these   filings   may be viewed at the SEC’s   website   at http://www.sec.gov.

INFORMATION INCORPORATED BY REFERENCE

The following documents are incorporated herein by reference and are deemed to be a part hereof from the date of filing of such documents:

Annual Report on Form 10-K for the fiscal year ended December 31, 2008.

Quarterly Reports on Form 10-Q for the quarters ended March 31, 2008, June 30, 2008 and September 30, 2008 and March 31, 2009.

Reports on Form 8-K.

All  documents  filed by the Company  with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Proxy Statement and prior to the effective date of the action taken described  herein, including  the Annual  Report on Form 10-K for the fiscal year ended December 31, 2008.

Any  statement  contained  in a document  incorporated  or deemed to be incorporated  by reference  herein shall be deemed to be modified or  superseded for  purposes  of this  proxy statement  to the extent  that a  statement contained herein, or in any other subsequently filed document that also is, or is deemed to be,  incorporated  by reference  herein,  modifies or  supersedes  such statement.  Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this proxy statement.

This information statement incorporates, by reference, certain documents that are not presented herein or delivered herewith.  Copies of any such documents, other than exhibits to such documents which are not specifically incorporated by reference herein, are available without charge to any person, including any stockholder, to whom this proxy statement is delivered, upon written or oral request to our Secretary at our address and telephone number set forth herein.

Distribution of Information Statement

The cost of distributing this Information Statement has been borne by us and certain shareholders that consented to the action taken herein. The distribution will be made by mail.

Pursuant to the requirements of the Exchange Act of 1934, as amended, the Registrant has duly caused this Information Statement to be signed on its behalf by the undersigned hereunto authorized.

/s/ Andrew Kovalenko

Andrew Kovalenko
Chief Executive Officer
____________
June 22, 2009